GUARANTY & AGREEMENT



Guaranty and Agreement ("Guaranty") between the Guarantor named below and RZB FINANCE LLC (together with its successors and assigns, "RZB"), dated as of September 15, 2004.

1.   SPECIAL  TERMS

     The following terms and provisions shall apply to this Guaranty; the meaning of any term in this or other sections of this Guaranty expressed in the singular shall apply, mutatis mutandis, to the same term expressed in
                                 ------- --------
     the  plural  and  vice  versa.
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     BORROWER:  Penn  Octane  Corporation,  a  Delaware  corporation

     GUARANTOR : Rio Vista Operating Partnership L.P., a Delaware limited partnership

     GUARANTEED OBLIGATIONS: All indebtedness, liabilites and obligations of the Borrower to RZB now existing or hereafter arising including, but not limited to, those arising under the following documents (including any modifications thereof or substitutions therefor, the "Loan Documents"):

     DOCUMENTS: Amended and Restated Line Letter, dated as of September 15, 2004, (the "Line Letter"), General Security Agreement, dated October 18, 2002, Continuing Agreement for Letters of Credit, dated October 14, 1997, Promissory Note, dated September 15, 2004

2.   GUARANTY

     2.1  Continuing  Guaranty  of Payment.  In consideration of RZB agreeing to
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     the Loan Documents and/or extending or continuing credit to the Borrower in connection therewith, the Guarantor irrevocably, absolutely and unconditionally guarantees to RZB the payment when due of all Guaranteed Obligations, together with interest thereon and other charges related thereto. For purposes of this Guaranty, the Guaranteed Obligations shall be due on the earliest of:

     2.a. the  due  date  thereof  (by  acceleration  or  otherwise),

     2.b. with respect to any obligation due on demand, upon demand therefor made by RZB upon the Borrower or the Guarantor,

     2.c. the giving of notice by RZB to the Borrower or Guarantor of the occurrence of any default by the Guarantor hereunder (including any material misrepresentation by the Guarantor herein or in connection herewith),

     2.d. the occurrence of a material adverse change in the Borrower or the Guarantor,

     2.e. the Borrower shall disaffirm or disavow any of its obligations under the Loan Documents or the Guarantor shall disaffirm any of its obligations hereunder,

     2.f. the Borrower or the Guarantor shall admit in writing its inability to pay its debts as they become due,

     2.g. any indebtedness (direct or contingent) for borrowed money of the Borrower or the Guarantor shall not be paid as and when the same becomes due and payable, including any applicable grace period, or

     2.h. the commencement of any bankruptcy, insolvency or similar proceeding by or against the Borrower or the Guarantor.

     This is a guaranty of payment rather than of collection; this is also a continuing guaranty and all liabilities to which this Guaranty applies, or may apply, under the terms hereof shall be presumed to have been created in reliance hereon.

     2.2  Nature  of  Obligations.  The  obligations  of  the  Guarantor to make
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     payments  to  RZB  hereunder are direct and primary obligations which shall not be discharged for any reason until RZB has been indefeasibly paid in full. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall remain in force irrespective of:

     2.a. any invalidity, illegality or unenforceability of, or any defect in, any of the Loan Documents or Guaranteed Obligations or any defense which the Borrower may have with respect thereto,

     2.b. the existence or absence of any legal action to enforce the Guaranteed
          Obligations or the Loan Documents or any security therefor, the issuance of any judgment therefor or the execution of any such judgment, or

     2.c. any other circumstance which might otherwise constitute a defense available to or discharge of, a guarantor or surety of any type.

     This guaranty is several and independent of, and may be enforced regardless of, any other obligation (direct or contingent) of the Guarantor or any other "Person" (such term to include any person or legal or governmental entity, association, agency or instrumentality) with respect to the Guaranteed Obligations.

     2.3  Payments.  All  payments  by  the Guarantor hereunder shall be made to
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     RZB  without  set-off,  recoupment, deduction or counterclaim at its office set forth below (or as RZB may otherwise direct) in lawful currency of the United States of America and in immediately available funds. Without limiting the foregoing, all payments hereunder shall be made free and clear of, and without deduction for, any present or future withholding or other taxes or duties, including stamp duties, or other charges of any nature imposed on such payments by or on behalf of any government or any political subdivision or agency thereof or therein. If any such taxes, duties or charges are so levied or imposed on any such payment, the Guarantor will make additional payments in such amounts as may be necessary so that the net amount received by RZB, after deduction for or on account of all such taxes, duties or charges, will be equal to the amount provided for herein. The Guarantor shall furnish promptly to RZB official receipts evidencing the payment of any such taxes, duties or charges paid by the Guarantor.


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
3.   SPECIAL  AGREEMENTS  OF  GUARANTOR

     3.1  Subordination.  Subject to the next following sentence of this Section
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     3.1:

     3.a. all claims of the Guarantor against the Borrower shall be subject and subordinate to the prior payment to RZB of all Guaranteed Obligations and all obligations of the Guarantor hereunder, and

     3.b. the Guarantor shall not be entitled to receive any payment or exercise any set-off in respect of any such claim and, to the extent any such payment is received (whether directly, by way of dividend in bankruptcy, set-off or otherwise), the Guarantor will forthwith deliver the same (or the value thereof) to RZB in precisely the form received (except for endorsement or assignment where necessary), for application to the Guaranteed Obligations and, until so delivered, the same shall be held in trust as the property of RZB.

     Notwithstanding the foregoing, except as provided in Section 3.2, until the occurrence of any default or event of default under the Loan Documents or this Guaranty, or any demand for payment of any of the Guaranteed Obligations, the Guarantor may receive and retain payment in respect of any obligation owed to it by the Borrower. If the Guarantor fails to make any necessary endorsement or assignment of any instrument of payment to which RZB is entitled, RZB and any of its officers or employees are hereby irrevocably authorized to make the same on behalf of the Guarantor.

     3.2  No  Subrogation.  The Guarantor hereby waives any right of subrogation
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     that  it  may have with respect to any payment that it may have made to RZB hereunder.

     3.3  No  Contribution.  The Guarantor agrees that it shall have no legal or
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     equitable  right  or  claim  (by  way  of  indemnification, contribution or otherwise) against any subsidiary or affiliate of RZB which has issued a guaranty to RZB in respect of the Guaranteed Obligations.

     3.4  Waivers.  Except to the extent required by law which cannot be waived,
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     the  Guarantor  waives  notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives diligence, presentment, demand for payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking other action or making any demand by RZB against, and any other notice to, any party liable thereon (including the Guarantor). The Guarantor agrees that RZB may at any time and from time to time, upon or without any terms or conditions and in whole or in part:

     3.a. change the manner, place or terms of, and/or change or extend the time of payments of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to the Guaranteed Obligations so changed, extended, renewed or altered,

     3.b. fail to record, perfect or protect, or sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any property or Person whatsoever at any time securing or guaranteeing the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst,

     3.c. exercise or refrain from exercising any rights against the Borrower or any other Person (including any guarantor) or otherwise act or refrain from acting,

     3.d. settle, release or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part of the Guaranteed Obligations to the payment of any other liability (whether due or not) of the Borrower to the creditors of the Borrower (including RZB),

     3.e. apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to RZB regardless of what liability or liabilities of the Borrower remain unpaid, provided that payments by the Guarantor pursuant to this Guaranty shall be applied to its obligations hereunder, but in such order as RZB may determine,

     3.f. consent to or waive any breach of or act, omission or default under, or modify or amend any provision of, the Loan Documents, and/or

     3.g. increase the amount of indebtedness of the Borrower to RZB, whether under the Loan Documents or otherwise.

     It is understood and agreed that RZB may take any such action without the consent of, or notice to, the Guarantor, without incurring responsibility to the Guarantor, and without impairing or releasing the obligations of the Guarantor hereunder.

     3.5  Amounts  Reclaimed.  If  claim  is  made  upon  RZB  for  repayment or
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     recovery  of  any  amount  received  on  account  of  any of the Guaranteed
     Obligations  and  RZB  repays  all  or  part  of  said amount by reason of:

     3.a. any judgment, decree or order of any court, administrative body or trustee in bankruptcy (or other Person acting on behalf of the Borrower or its estate) or,

     3.b. any settlement or compromise of any such claim effected by RZB with any such claimant (including the Borrower), or

     c.   any  other  reason,

     then, and in any such event, the Guarantor agrees that any such repayment (by reason of any such judgment, decree, order, settlement or compromise or otherwise) shall be binding upon the Guarantor, notwithstanding any cancellation of the Loan Documents or this Guaranty, and the Guarantor shall be and remain liable to RZB hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received by RZB.


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
     3.6  Interest.  If  the  Guarantor  fails  to  pay  when due any obligation
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     hereunder, then, to the extent permitted by law, such obligation shall bear interest, payable on demand, from the due date thereof until paid at a fluctuating rate per annum equal to 2% in excess of the Base Lending Rate (as hereinafter defined); provided that no such additional interest shall be payable in respect of any such obligation on which interest is simultaneously accruing pursuant to the Loan Documents. The term "Base
                                                                            ----
     Lending  Rate"  means, for any day, the higher of (i) the rate announced by
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     The  Chase  Manhattan  Bank (the "Bank") from time to time at its principal office in New York, New York as its prime rate for domestic (United States) commercial loans in effect on such day and (ii) the Federal Funds Rate (as hereinafter defined) in effect on such day plus 1/2%. (Such Base Lending Rate is not necessarily intended to be the lowest rate of interest charged by the Bank in connection with extensions of credit.) Each change in the Base Lending Rate shall result in a corresponding change in the interest rate and such change shall be effective on the effective date of such change in the Base Lending Rate.

     The  term  "Federal  Funds  Rate" means, for any day, the overnight federal
                 --------------------
     funds rate in New York City, as published for such day (or, if such day is not a New York Business Day, for the next preceding New York Business Day) in the Federal Reserve Statistical Release H.15 (519) or any successor publication, or if such rate is not so published for any day which is a New York Business Day, the average of the quotations for such day on overnight federal funds transactions in New York City received by RZB or the Bank from three federal funds brokers of recognized standing selected by RZB or the Bank.

     3.7  The  Borrower,  etc.  The Guarantor will not cease to own (directly or
          -------------------
     indirectly), free and clear of all liens and encumbrances, the interest in the Borrower or any other Loan Party (as defined in the Line Letter) which it presently owns (if any) and will not agree to sell or subject to any lien, encumbrance or any other security device such interest at any future time, until the Loan Documents are terminated and all Guaranteed Obligations and all obligations of the Guarantor hereunder are paid in full.

     3.8  Information.  The  Guarantor  will  promptly  furnish  to  RZB  such
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     information  regarding  its  and  the  Borrower's  business,  affairs  and financial  condition  as  RZB  may  from  time  to time reasonably request.

     3.9  Secured  Obligations.  The  Guarantor shall not grant, create, assume,
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     incur or suffer to exist a security interest in or lien or encumbrance upon any of its property for the purpose of securing the obligations of the Borrower and/or itself to any other Person unless such Person shall have entered into an intercreditor agreement with RZB in form and substance satisfactory to RZB.

4.   REPRESENTATIONS,  WARRANTIES  AND  AGREEMENTS

     In order to induce RZB to agree to the Loan Documents, to extend or continue the credit provided thereby and to accept this Guaranty, the Guarantor makes the following representations, warranties and agreements which shall survive the execution and delivery of this Guaranty:

     4.1  Organizational  Status  and  Power.  The  Guarantor:
          ----------------------------------

     4.a. is, and will continue to be, duly organized and validly existing under the law of the jurisdiction of its organization, as indicated in
          Section  1,  and

     4.b. has the power to own its assets, to conduct its business as now conducted and to enter into and perform the provisions of this Guaranty.

     4.2  Legality.  The  entering into and performance by the Guarantor of this
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     Guaranty:

     4.a. have been duly authorized by all necessary corporate and stockholder action or other action required by its organizational documents, and

     4.b. do not contravene any existing law or any legal order applicable to, or license or permit granted to, the Guarantor, or any agreement or instrument to which the Guarantor is a party or to which it or any of its assets is subject or any provision of the Guarantor's organizational documents.

     This Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

     4.3  Governmental  Approvals.  Neither  any  action  by  or  with  any
          -----------------------
     governmental or public body or authority (including, without limitation, any exchange control or monetary authority), or any subdivision thereof, nor any other legal formality is required in connection with the entering into, performance or enforcement of this Guaranty (collectively, "Governmental Approvals"), except such as has been obtained or taken and with respect to which a copy or other satisfactory evidence thereof has been furnished to RZB. The Guarantor will maintain all requisite
     Governmental Approvals until the Loan Documents are terminated and the Guaranteed Obligations and all of its obligations hereunder are paid in full.

     4.4  Financial Condition.  The most recent year-end financial statements of
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     the  Guarantor furnished to RZB prior to the date hereof have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition and the results of operations of the Guarantor as at the end of and for the reporting period covered thereby. There are no material liabilities or any material unrealized or anticipated losses from unfavorable commitments which are not disclosed in such financial statements. There has been no material adverse change in the operations, business or financial condition of the Guarantor from that set forth in such financial statements; and there are no legal proceedings pending or, to the knowledge of the Guarantor threatened, against or affecting the Guarantor which might (individually or in the aggregate) result in such a material adverse change.

     4.5  Investment  Company  Act.  The  Guarantor  is not required to register
          ------------------------
     under the Investment Company Act of 1940, as amended (the "Act"), and the entering into of this Guaranty and the performance thereof do not violate any provision of the Act.

     On each anniversary of the date of this Agreement, the Guarantor shall deliver to RZB a certificate of an authorized officer of the Guarantor wherein the Guarantor shall reaffirm to RZB the continuing truth and validity of the representations and warranties set forth in the foregoing
     Section 4. The failure of the Guarantor to deliver and/or RZB to demand such delivery of the foregoing certificate shall in no way affect or invalidate the continuing nature of the representations and warranties set forth in the foregoing Section 4.

5.   MISCELLANEOUS

     5.1  Payment  of  Expenses.  The  Guarantor agrees to pay all out-of-pocket
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     costs and expenses of RZB arising in connection with its administration and enforcement of, or preservation of its rights under, this Guaranty (including, without limitation, the reasonable fees and expenses of counsel for RZB), and all stamp taxes (including interest and penalties, if any) which may be payable in respect of this Guaranty or of any modification of this Guaranty.

     5.2  Modification.  This  Guaranty  may  be  modified  or waived only by an
          ------------
     instrument in writing signed by the party against whom enforcement of the modification or waiver is sought.

     5.3 THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE
     STATE  OF  NEW  YORK  (WITHOUT  REGARD  TO PRINCIPLES OF CONFLICTS OF LAW).

     5.4  Notices.  Communications  given  to  any party in connection with this
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     Guaranty  shall  be  in  English and in writing and shall be effective when delivered at its address set forth herein, as the same may be changed by written notice to the other party. Written communications may be in any form of writing howsoever transmitted.

     5.5  Waiver.  RZB's  rights,  powers,  privileges  and  remedies under this
          ------
     Guaranty or applicable law are cumulative and not exclusive and shall not be waived, precluded or limited by any failure or delay in the exercise thereof or by RZB's exercise, or partial exercise, of any thereof or by any course of dealing between the Guarantor and RZB. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of RZB to any other or further action in any circumstance without notice or demand.

     5.6  Descriptive  Headings.  The descriptive headings used in this Guaranty
          ---------------------
     are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

     5.7  Benefit  of  Guaranty.  This  Guaranty  shall  be  binding  upon  the
          ---------------------
     Guarantor and its successors and assigns and shall inure to the benefit of, and be enforceable by, RZB and its successors and assigns and, in particular, any holder or assignee from time to time of the Loan Documents; provided that the Guarantor may not assign any of its rights or obligations hereunder without the prior written consent of RZB.

     5.8  Set-Off.  RZB is authorized at any time and from time to time, without
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     notice  to  the  Guarantor  or  to  any other Person, any such notice being hereby expressly waived, to set off and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by RZB to or for the credit or the account of the Guarantor against and on account of the obligations of the Guarantor under this Guaranty, irrespective of whether or not RZB shall have made any demand hereunder or any demand for payment of any Guaranteed Obligation and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured, and the Guarantor hereby grants to RZB a security interest in all such deposits and indebtedness.

     5.9  Jurisdiction  and  Immunity.  The Guarantor represents and agrees that
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     it  is  not entitled to, and to the extent it hereafter becomes so entitled hereby waives, any immunity, sovereign or otherwise, with respect to itself and its property from jurisdiction, service, attachment (both before and after judgment) and execution in legal proceedings wherever commenced to enforce or collect upon this Guaranty.

     5.10  Survival.  The provisions of Sections 3.5, 5.1 and 5.11 shall survive
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     the  termination  and cancellation of this Guaranty and, after cancellation and return to the Guarantor, a photocopy hereof may be submitted as evidence of such surviving obligations. Nothing herein shall preclude RZB from establishing such obligations by other means.

     5.11 WAIVER OF JURY TRIAL.  EACH OF THE GUARANTOR AND RZB HEREBY KNOWINGLY,
          --------------------
     VOLUNTARY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER DOCUMENT OR AGREEMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE GUARANTOR, THE BORROWER OR RZB. THIS PROVISION IS A MATERIAL INDUCEMENT FOR RZB'S EXTENDING TO THE BORROWER THE CREDIT FACILITY TO WHICH THIS GUARANTY RELATES.

     5.12  Consent  to Jurisdiction.  The Guarantor hereby agrees that ANY LEGAL
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     ACTION OR PROCEEDING AGAINST THE GUARANTOR WITH RESPECT TO THIS GUARANTY OR
     ANY LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, as RZB may elect, and, by execution and delivery hereof, the Guarantor accepts and consents to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by RZB in writing, with respect to any action or proceeding brought by it against RZB and any question relating to usury. Nothing herein shall limit the right of RZB to bring proceedings against the Guarantor in the courts of any other jurisdiction. Service of process out of any such courts may be made by mailing copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address for notices as specified herein and will become effective 30 days after such mailing. The Guarantor agrees that Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to this Guaranty and the Loan Documents and, to the maximum extent permitted by law, waives any right to any defense of, or to dismiss any action or proceeding brought before said court on the basis of, forum non conveniens.
                                                           ----- --- ----------


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
IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer(s) as of the date first above written.

NAME OF GUARANTOR:

RIO VISTA OPERATING PARTNERSHIP L.P.

By:  RIO VISTA OPERATING GP LLC, general partner

     By: /s/ Richard Shore, Jr.
         -----------------------------
     Name: Richard  Shore,  Jr.
           ---------------------------
     Title: President
            --------------------------

ADDRESS OF GUARANTOR:

Rio Vista Operating Partnership L.P.
820 Gessner Road
Houston, TX 77024

ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

RZB FINANCE LLC


By:  /s/ Pearl Geffers
     ---------------------------------
     Pearl Geffers

Title: First Vice President
        ------------------------------


By:  /s/  Griselda Alvizo
     ---------------------------------
     Griselda Alvizo

Title: Vice President
       -------------------------------


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